UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C.  20549


                       -----------------------

                               FORM 8-K

                            CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of
                 The Securities Exchange Act of 1934

                       -----------------------

          Date of Report (Date of earliest event reported):
                            April 21, 2003


                   United States Steel Corporation
---------------------------------------------------------------------
        (Exact name of registrant as specified in its charter)


       Delaware                1-16811               25-1897152
   ---------------     ----------------------    -------------------
   (State or other        (Commission File          (IRS Employer
   jurisdiction of             Number)           Identification No.)
    incorporation)

 600 Grant Street, Pittsburgh, PA              15219-2800
----------------------------------             ----------
 (Address of principal executive               (Zip Code)
             offices)

                            (412) 433-1121
                    ------------------------------
                   (Registrant's telephone number,
                         Including area code)

Item 5. Other Events

On April 21, 2003, United States Steel Corporation announced that
U.S. Bankruptcy Court in Chicago has approved its purchase of National Steel Corporation's integrated steel assets. United States Steel Corporation also announced that it has signed a definitive Asset Purchase Agreement with National Steel Corporation, which was approved by the bankruptcy court April 21, 2003. Attached is a copy of the Asset Purchase Agreement and of the press release.

Item 7. Financial Statements and Exhibits

     (c)  Exhibits

          2   Asset Purchase Agreement dated as of April 21, 2003

         99 Press Release - "U. S. Steel Receives Bankruptcy Court Approval for Purchase of National Steel Assets"



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES STEEL CORPORATION



By   /s/ Larry G. Schultz
     --------------------
     Larry G. Schultz
     Vice President and Controller



Dated:  April 22, 2003